Exhibit 10.13

AMENDMENT TO STOCKHOLDERS AGREEMENT

This Amendment to Stockholders Agreement (the “Amendment”) is dated as of January 12, 2007, and is by and between Animal Health International, Inc., a Delaware corporation formerly known as Steer Parent Corporation and Walco International Holdings, Inc. (the “Company”), the Persons identified on the signature pages hereto as the Charlesbank Investors (the “Charlesbank Investors”) and certain of the Management Investors signatories hereto (the “Participating Management Investors”).

WITNESSETH

WHEREAS, the Company, the Charlesbank Investors, the Participating Management Investors and certain other Management Investors are party to that certain Amended and Restated Stockholders Agreement, dated as of September 8, 2005 (the “Agreement”);

WHEREAS, an amendment of the Agreement requires the consent of the Company, a majority-in-interest of the Management Investors (based on the number of Shares (as defined in the Agreement) held by each Management Investor) and a Charlesbank Majority Interest (as defined in the Agreement);

WHEREAS, the Participating Management Investors constitute a majority-in-interest of the Management Investors and the Charlesbank Investors constitute a Charlesbank Majority Interest; and

WHEREAS, the Company, the Charlesbank Investors and the Participating Management Investors wish to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement.

2.	Section 8.13 of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

“In addition, this Agreement shall terminate, and cease to have any force and effect, upon the effective date of the relevant registration statement filed under the Securities Act in connection with an IPO.”

3.	Except for the amendment set forth herein, the text of the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed by the parties.

4.	This Amendment shall be governed by and construed under the substantive laws (and not the laws of conflicts) of the State of Delaware.

5.	This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of the Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:	ANIMAL HEALTH INTERNATIONAL, INC.

By:
Name:
Title:

CHARLESBANK INVESTORS:	CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP

	By:	Charlesbank Equity Fund VI GP, Limited Partnership, its general partner
	By:	Charlesbank Capital Partners, LLC, its general partner

By:
Name:
	Its:	Managing Director

CB OFFSHORE EQUITY FUND VI, L.P.

	By:	Charlesbank Equity Fund VI GP, Limited Partnership, its general partner
	By:	Charlesbank Capital Partners, LLC, its general partner

By:
Name:
	Its:	Managing Director

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP

	By:	Charlesbank Equity Fund VI GP, Limited Partnership, its general partner
	By:	Charlesbank Capital Partners, LLC, its general partner

By:
Name:
	Its:	Managing Director

CHARLESBANK INVESTORS (CONTINUED):

CHARLESBANK COINVESTMENT PARTNERS, LIMITED PARTNERSHIP

	By:	Charlesbank Capital Partners, LLC, its general partner

By:
Name:
	Its:	Managing Director

MANAGEMENT INVESTORS:
James Robison

William F. Lacey

William Greg Eveland